                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                                  POWER OF ATTORNEY

                  The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and directors, pursuant to a resolution adopted November 18, 2004 (the "Resolution"), do each hereby constitute and appoint STEPHEN E. PICKETT, W. JAMES SCILACCI, THOMAS M. NOONAN, ROBERT C. BOADA, BEVERLY P.
RYDER, MARY C. SIMPSON, PAUL ALCALA, GEORGE T. TABATA, KENNETH S. STEWART, PAIGE W. R. WHITE, MICHAEL A. HENRY,
DARLA F. FORTE, BONITA J. SMITH, EILEEN B. GUERRERO, and POLLY L. GAULT, or any of them, to act severally as attorney-in-fact, for and in their respective names, places, and steads, and on behalf of Southern California
Edison Company, to execute, sign, and file or cause to be filed (i) one or more Registration Statements, and any and all exhibits, amendments, and supplements thereto to be filed by Southern California Edison Company with the
Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or both, one or more series of securities as authorized by the Resolution, and for the further purpose of qualifying under the Trust Indenture Act of 1939, as amended, one or more indentures relating to such securities; and (ii) one or more listing applications and any exhibits, amendments, and supplements thereto, and any other required documents, to be filed by Southern California Edison
Company with any stock exchange for the purpose of listing any of such securities; and to take any other actions necessary to comply with the laws, rules, or regulations of any governmental or regulatory entity relating to such securities, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever necessary or appropriate as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 18th day of November, 2004.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      /s/ ALAN J. FOHRER
                                                          ---------------------------------------------
                                                          ALAN J. FOHRER
                                                          Chief Executive Officer

Attest:

/s/ BEVERLY P. RYDER
-----------------------------------------
BEVERLY P. RYDER
Secretary

Principal Executive Officer and Director:

/s/ ALAN J. FOHRER
-----------------------------------------     Chief Executive Officer and Director
ALAN J. FOHRER

Principal Financial Officer:

/S/ W. JAMES SCILACCI
----------------------------------------      Senior Vice President
W. JAMES SCILACCI                             and Chief Financial Officer

Page

                                    Southern California Edison Company
                                            Power Of Attorney
                                            November 18, 2004

Controller and Principal Accounting Officer:

/S/ THOMAS M. NOONAN
--------------------------------------------     Vice President and Controller
THOMAS M. NOONAN

Directors:

/s/ JOHN E. BRYSON                              /s/ RONALD L. OLSON
---------------------------   Director          -------------------------------    Director
JOHN E. BRYSON                                      RONALD L. OLSON

/s/ FRANCE A. CORDOVA                           /s/ JAMES M. ROSSER
--------------------------    Director          ------------------------------     Director
FRANCE A. CORDOVA                                   JAMES M. ROSSER

/s/ BRADFORD M. FREE                            /S/ RICHARD T. SCHLOSBERG, III
--------------------------    Director          ------------------------------     Director
BRADFORD M. FREEMAN                             RICHARD T. SCHLOSBERG, III

/S/ BRUCE KARATZ                                /S/ ROBERT H. SMITH
--------------------------    Director          ------------------------------     Director
BRUCE KARATZ                                    ROBERT H. SMITH

/S/ LUIS G. NOGALES                             /S/ THOMAS C. SUTTON
--------------------------    Director          ------------------------------     Director
LUIS G. NOGALES                                 THOMAS C. SUTTON